UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

Cardiff Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35558	27-2004382
(State or other jurisdiction	(Commission	IRS Employer
of incorporation or organization)	File Number)	Identification No.)

11055 Flintkote Avenue

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 952-7570

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	CRDF	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 26, 2025, Cardiff Oncology, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 38,649,891 shares of common stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 29, 2025 are as follows:

Proposal 1. All of the seven (7) nominees for director were elected to serve until the 2026 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the seven (7) directors was as follows:

Directors	For	Against	Abstain	Broker Non Vote
Mark Erlander, Ph.D.	20,509,615	0	1,488,425	16,651,851
Dr. Rodney Markin	20,730,735	0	1,267,304	16,651,852
Dr. James O. Armitage	20,521,597	0	1,476,443	16,651,851
Lale White	20,380,890	0	1,617,150	16,651,851
Gary W. Pace, Ph.D.	21,230,105	0	767,935	16,651,851
Mani Mohindru, Ph.D.	20,590,042	0	1,407,999	16,651,850
Renee P. Tannenbaum, Pharm.D.	20,560,088	0	1,437,951	16,651,852

Proposal 2. The appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2025 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
36,346,950	1,233,336	1,069,603	2

Proposal 3. An amendment to the Company’s 2021 Equity Incentive Plan to increase the number of shares issuable thereunder to 12,150,000 shares was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
16,897,666	4,974,504	125,867	16,651,854

Proposal 4. The advisory vote on the compensation of the Company’s named executive officers was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
18,881,817	2,576,465	539,755	16,651,854

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2025

CARDIFF ONCOLOGY, INC.

By:	/s/ Mark Erlander
Mark Erlander
Chief Executive Officer

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